Exhibit 99.(q)(3)

FIRST EAGLE GLOBAL CAYMAN FUND, LTD.

FIRST EAGLE OVERSEAS CAYMAN FUND, LTD.

FIRST EAGLE U.S. VALUE CAYMAN FUND, LTD.

FIRST EAGLE GOLD CAYMAN FUND, LTD.

FIRST EAGLE GLOBAL REAL ASSETS CAYMAN FUND, LTD.

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds and reference in the course of the same to any or all of the funds listed in the heading to this power of attorney.

Signature:	/s/ Glenn Mitchell
Name:	Glenn Mitchell
Title:	Director
Date:	September 9, 2021

FIRST EAGLE GLOBAL CAYMAN FUND, LTD.

FIRST EAGLE OVERSEAS CAYMAN FUND, LTD.

FIRST EAGLE U.S. VALUE CAYMAN FUND, LTD.

FIRST EAGLE GOLD CAYMAN FUND, LTD.

FIRST EAGLE GLOBAL REAL ASSETS CAYMAN FUND, LTD.

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Funds and reference in the course of the same to any or all of the funds listed in the heading to this power of attorney.

Signature:	/s/ Masciline Chinongoza
Name:	Masciline Chinongoza
Title:	Director
Date:	September 9, 2021